UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): November 22, 2004

                              GLACIER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                     Montana
                 (State or other jurisdiction of incorporation)

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      (Commission File Number)                (IRS Employer Identification No.)
             000-18911                                    81-0519541
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                                 49 Commons Loop
                            Kalispell, Montana 59901
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS

      On November 22, 2004, Glacier Bancorp, Inc., Kalispell, Montana ("Glacier") entered into a Plan and Agreement of Merger (the "Merger Agreement") with First National Banks - West Co. (the "Company") and its subsidiary, First National Bank - West (the "Bank"). Under the terms of the Merger Agreement, the Company will merge with and into Glacier, and the Bank will remain as a wholly owned subsidiary of Glacier.

      Shareholders of the Company will receive cash for their shares of Company stock owned. The aggregate purchase price is $41,000,000.

      Consummation  of  the  transaction  is  subject  to  several   conditions,
including receipt of applicable regulatory approvals and approval by the shareholders of the Company. For information regarding the terms of the proposed transaction, reference is made to the press release dated November 22, 2004, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements. - not applicable

      (b)   Pro forma financial information. - not applicable

      (c)   Exhibits.

            99.1  Press Release dated November 22, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:   November 22, 2004                  GLACIER BANCORP, INC.



                                                  By: /s/Michael J. Blodnick
                                                      --------------------------

                                                      Michael J. Blodnick
                                                      President and Chief
                                                      Executive Officer